                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ RICHARD E. RAINWATER
                                               ----------------------------------------------
                                               Richard E. Rainwater
                                               Trust Manager and Chairman of the Board

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ JOHN C. GOFF
                                               ----------------------------------------------
                                               John C. Goff
                                               Trust Manager and Vice Chairman of the Board

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ GERALD W. HADDOCK
                                               ----------------------------------------------
                                               Gerald W. Haddock
                                               Trust Manager, President and
                                               Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ DALLAS E. LUCAS
                                               ----------------------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and Chief Financial
                                               Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ ANTHONY M. FRANK
                                               ----------------------------------------------
                                               Anthony M. Frank
                                               Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ MORTON H. MEYERSON
                                               ----------------------------------------------
                                               Morton H. Meyerson
                                               Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ WILLIAM F. QUINN
                                               ----------------------------------------------
                                               William F. Quinn
                                               Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ PAUL E. ROWSEY, III
                                               ----------------------------------------------
                                               Paul E. Rowsey, III
                                               Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each Gerald W. Haddock, John C. Goff and David M. Dean, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement on Form S-3) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: March 6, 1998                            /s/ MELVIN ZUCKERMAN
                                               ----------------------------------------------
                                               Melvin Zuckerman
                                               Trust Manager